UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 6, 2014, Hybrid Coating Technologies Inc. (the “Company”), through its wholly owned subsidiary Nanotech Industries International Inc. (“NTI”), and Nanotech Industries Inc. (the “Licensor”) entered into a Seventh Amendment (“Seventh Amendment Agreement”) to the Licensing Agreement previously entered into by and between the Parties on July 12, 2010, amended on March 17, 2011, on July 7, 2011, on June 28, 2013, on December 13, 2013, on March 31, 2014 and on April 9, 2014. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011, the Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on March 21, 2011, the Second Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on July 8, 2011, the Third Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013, the Fourth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013, the Fifth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014 and the Sixth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014. The Seventh Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

1.

Pursuant to the terms of the Licensing Agreement, the license to sell and manufacture the LICENSOR Product granted by the Licensor to NTI has been expanded to include spray foam insulation. The term LICENSOR Product has thus been modified and shall be defined in the Agreement as follows: environmentally safe coatings, polyurethane foam for the textile industry, synthetic leather, sealants and adhesives, and spray foam insulation (“SFI”).

2.	In consideration for SFI, NTI shall::

a.

Pay the Licensor an amount equal to US $500,000 (five hundred thousand USD) (“Consideration”), to be paid within 12 (twelve) months of the execution of this Seventh Amendment Agreement (“Deadline”). Should NTI not pay the Consideration within the Deadline, NTI shall lose all rights to SFI, and SFI shall be removed from the Licensor PRODUCT definition; and

b.

Pursuant to and in accordance with Section 3(v) of the Licensing Agreement, cause to be issued to the Licensor an aggregate number of shares of common stock which shall give the Licensor, immediately upon such issuance of shares an additional 15% ownership stake in the Company (“15% Share Issuance”), to be issued to the Licensor within 24 (twenty-four) months of the execution of this Seventh Amendment Agreement (“15% Issuance Deadline”). Should the 15% Share Issuance not be issued within the Issuance Deadline, NTI shall lose the Exclusivity to the Manufacturing and Sale (both terms as defined in the Agreement) for SFI and shall solely retain such rights to SFI on a non-exclusive basis.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit	Description
No.
10.1	Seventh Amendment to the Licensing Agreement, dated May 6 , 2014
10.2	Licensing Agreement, dated July 12, 2010 (1)
10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)
10.4	Second Amendment to the Licensing Agreement, dated July 7, 2011 (3)
10.5	Third Amendment to the Licensing Agreement, dated June 28, 2013 (4)
10.6	Fourth Amendment to the Licensing Agreement, dated December 13, 2014 (5)
10.7	Fifth Amendment to the Licensing Agreement, dated March 31 , 2014 (6)
10.8	Sixth Amendment to the Licensing Agreement, dated April 9 , 2014 (7)

Note

(1)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011.
(3)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 8, 2011.
(4) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013.
(5) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013.
(6) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014.
(7) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7 , 2014	HYBRID COATING TECHNOLOGIES INC.

By:/s/:Joseph Kristul
Joseph Kristul
President and Chief Executive Officer